Feb. 28, 2020

Thrivent Mutual Funds

Supplement to

Class A Shares Prospectus and

Class S Shares Prospectus,

each dated February 28, 2020

Effective immediately, in each prospectus, the following risk is added under “Summary Section—Principal Risks” and a corresponding risk is added under “More about Investment Strategies and Risks—Glossary of Principal Risks” for all Funds:

Health Crisis Risk. The global pandemic outbreak of the novel coronavirus known as COVID-19 has resulted in substantial market volatility and global business disruption. The duration and full effects of the outbreak are uncertain and may result in trading suspensions and market closures, limit liquidity and the ability of the Fund to process shareholder redemptions, and negatively impact Fund performance. The COVID-19 outbreak and future pandemics could affect the global economy in ways that cannot be foreseen and may exacerbate other types of risks, negatively impacting the value of the Fund.